Elite Access (03/12)

VARIABLE AND FIXED ANNUITY APPLICATION (VA650)

VARIABLE ANNUITY APPLICATION (VA660)

JACKSON®
NATIONAL LIFE INSURANCE COMPANY

Home Office: Lansing, Michigan
www.jackson.com

**First Class Mail:** P.O. Box 30314
Lansing, MI 48909-7814

**Overnight Mail:** 1 Corporate Way
Lansing, MI 48951

**Customer Care:** 800-873-5654
**Bank or Financial Institution Customer Care:** 800-777-7779
**Fax:** 800-943-6761
**Hours:** 8:00 a.m. to 8:00 p.m. ET
**Email:** contactus@jackson.com

Broker/Dealer or External Account No. (if applicable)

Annuitization/Income Date (mm/dd/yyyy) / /

If an Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract.

- **PLEASE PRINT**
- If Owner is a Trust, Trustee Certification form X5335 or trust documents are required with application.

! It is required for Good Order that you provide a physical address.

- If Owner (and/or Joint Owner) is not a U.S. Citizen and/or a U.S. Resident, Form W-9 or Form W-8BEN (as applicable) is required with application.

## Primary Owner

Type of Ownership: ☐ Individual/Joint ☐ Custodian ☐ Trust ☐ Corporation/Pension Plan ☐ Government Entity

Sex Male ☐ Female ☐

U.S. Citizen Yes ☐ No ☐

Social Security Number or Tax I.D. Number

Telephone Number (including area code) ( )

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy) / /

Non-Natural Owner/Entity Name (if applicable) | Email Address

Physical Address Line 1 (No P.O. Boxes) | Line 2 | City | State | ZIP Code

Mailing Address Line 1 | Line 2 | City | State | ZIP Code

## Joint Owner

First Name | Middle Name | Last Name

Social Security Number | Date of Birth (mm/dd/yyyy) / /

Sex Male ☐ Female ☐

U.S. Citizen Yes ☐ No ☐

Email Address

Relationship to Owner ☐ Spouse ☐ Other_______________

Telephone Number (including area code) ( )

Physical Address Line 1 (No P.O. Boxes) | Line 2 | City | State | ZIP Code

## Primary Annuitant

☐ Same as Owner

Social Security Number

Telephone No. (including area code) ( )

Sex Male ☐ Female ☐

U.S. Citizen Yes ☐ No ☐

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy) / /

Physical Address Line 1 (No P.O. Boxes) | Line 2 | City | State | ZIP Code

LONG-TERM SMART®

## Joint Annuitant

☐ Same as Joint Owner

Social Security Number

Telephone No. (including area code) ( )

Sex Male ☐ Female ☐

U.S. Citizen Yes ☐ No ☐

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy) / /

Physical Address Line 1 (No P.O. Boxes) | Line 2 | City | State | ZIP Code

## Beneficiary(ies)

- It is required for Good Order that the Death Benefit Percentage be whole numbers and **must** total 100% for each beneficiary type.
- Please use form X3041 for additional beneficiaries.

☐ Primary

Percentage of Death Benefit %

Social Security/Tax I.D. Number

Date of Birth (mm/dd/yyyy) / /

Individual Name (First, Middle, Last) or Non-Natural Entity Name

☐ Primary ☐ Contingent

Percentage of Death Benefit %

Social Security/Tax I.D. Number

Date of Birth (mm/dd/yyyy) / /

Individual Name (First, Middle, Last) or Non-Natural Entity Name

## Electronic Delivery Authorization

- Check the boxes next to the types of documents you wish to receive electronically.

**I consent to receive electronically:**

GO GREEN. IT'S ONLY NATURAL.

☐ **ALL DOCUMENTS**

☐ Periodic and immediate confirmation statements

☐ Annual and Semi-Annual reports

☐ Prospectuses and prospectus supplements

☐ Other Contract-related correspondence

This consent will continue unless and until revoked and will cover delivery to you in the form of an email or by notice to you of a document's availability on Jackson National Life Insurance Company®'s (also referred to as Jackson®) website. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of Contract-related correspondence.

My email address is: ______________. I (We) will notify the company of any new email address.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with Internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

There is no charge for electronic delivery of electronic communications, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any communications in paper form.

LONG-TERM SMART

• Make all checks payable to **Jackson National Life Insurance Company®.**

## Premium Payment

Select method of payment:

| | | | |
|---|---|---|---|
| Check | $ | Wire | $ |
| External Transfer | $ | Internal Transfer | $ |

## Annuity Type

☐ IRA - Traditional*
☐ Stretch/Inherited/Beneficiary IRA
☐ Non-Tax Qualified
☐ Roth Conversion
☐ Roth IRA*
☐ 403(b) TSA
☐ SEP
☐ Other:

*Tax Contribution Years and Amounts:

Year: $ Year: $

! It is required for Good Order that this entire section be completed. COMPLETE X0512 "REPLACEMENT OF LIFE INSURANCE OR ANNUITIES" WHERE REQUIRED (**must** be dated on or before the Application Sign Date to be in Good Order).

## Statement Regarding Existing Policies or Annuity Contracts

I (We) certify that: (please select one)

☐ I (We) do not have any existing life insurance policies or annuity contracts.

☐ I (We) do have existing life insurance policies or annuity contracts.

**Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity contracts you must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations may apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application.**

**Are you replacing an existing life insurance policy or annuity contract?** ☐ No ☐ Yes

## Transfer Information

Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. **Jackson will only request the funds if the "Client Initiated" section is left blank or checked "No".**

| Transfer Type | Client Initiated | Company releasing funds | Account number | Anticipated date of receipt | Anticipated transfer amount |
|---|---|---|---|---|---|
| ☐ Full ☐ Partial | ☐ Yes ☐ No | | | / / | $ |
| ☐ Full ☐ Partial | ☐ Yes ☐ No | | | / / | $ |

Non-Qualified Plan Types: ☐ IRC 1035 Exchange ☐ Non-1035 Exchange

All Other Plan Types: ☐ Direct Transfer ☐ Direct Rollover ☐ Non-Direct Rollover

## Telephone and Electronic Transfers Authorization

• This authorization is not extended to Authorized Callers.

By checking "Yes," I (we) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/ allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Producer/Representative, subject to Jackson's administrative procedures.

**Do you consent to these types of transfers?** ☐ Yes ☐ No

If no election is made, Jackson will default to "Yes" for residents of all states **except** Florida, Nebraska, Nevada, New Hampshire, and North Dakota.

Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, not withstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

• This authorization is not extended to Telephone and Electronic Transfers Authorization.

## Authorized Callers

If you want to authorize an individual other than your Producer/Rep to receive Contract information via telephone, please list that individual's information here.

| First Name | Middle Name | Last Name |
|---|---|---|
| | | |

| Social Security/Tax I.D. Number | Date of Birth (mm/dd/yyyy) |
|---|---|
| | / / |

LONG-TERM SMART

• **Optional Benefit: Additional charges will apply. Please see the prospectus for details.**

## Optional Benefit May not be available in all states and once selected cannot be changed.

☐ **Liquidity Option** (Contract Form VA660)

Fixed Account Options are not available if Liquidity Option is selected.

! Tell us how you want your annuity premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

! Total number of allocation selections may not exceed 18.

## Premium Allocation

### Traditional Investments

| % | Fund |
|---|---|
| % | Curian/American Funds® Growth |
| % | Curian/The Boston Company Equity Income |
| % | Curian/Epoch Global Shareholder Yield |
| % | JNL® /Franklin Templeton Global Multisector Bond |
| % | JNL/Franklin Templeton International Small Cap Growth |
| % | JNL/Franklin Templeton Small Cap Value |
| % | JNL/Invesco International Growth |
| % | JNL/Invesco Small Cap Growth |
| % | JNL/JPMorgan MidCap Growth |
| % | JNL/Lazard Emerging Markets |
| % | Curian/PIMCO Credit Income |
| % | JNL/PIMCO Real Return |
| % | JNL/PPM America Floating Rate Income |
| % | JNL/PPM America High Yield Bond |
| % | JNL/PPM America Mid Cap Value |
| % | JNL/T.Rowe Price Established Growth |
| % | JNL/T.Rowe Price Value |
| % | JNL/WMC Money Market |

### Alternative Investments

| % | Fund |
|---|---|
| % | JNL/AQR Managed Futures Strategy |
| % | Curian/AQR Risk Parity |
| % | Curian/The Boston Company Multi-Alpha Market Neutral Equity |
| % | JNL/Brookfield Global Infrastructure |
| % | Curian/FAMCO Flex Core Covered Call |
| % | Curian/Franklin Templeton Natural Resources |
| % | JNL/Goldman Sachs Emerging Markets Debt |
| % | Curian/Invesco Balanced-Risk Commodities |
| % | JNL/Invesco Global Real Estate |
| % | JNL/Mellon Capital Management Global Alpha |
| % | Curian/Nicholas Convertible Arbitrage |
| % | Curian/PineBridge Merger Arbitrage |
| % | JNL/Red Rocks Listed Private Equity |

### Risk Control Strategies

| % | Fund |
|---|---|
| % | Curian Dynamic Risk Advantage℠ - Aggressive |
| % | Curian Dynamic Risk Advantage - Diversified |
| % | Curian Dynamic Risk Advantage - Income |

### Guidance Portfolios℠

| % | Fund |
|---|---|
| % | Curian Guidance - Balanced Income |
| % | Curian Guidance - Institutional Alt 65 |
| % | Curian Guidance - Institutional Alt 100 |
| % | Curian Guidance - Maximize Income |
| % | Curian Guidance - Maximum Growth |
| % | Curian Guidance - Moderate Growth |
| % | Curian Guidance - Rising Income |
| % | Curian Guidance - Tactical Maximum Growth |
| % | Curian Guidance - Tactical Moderate Growth |

### Tactically Managed Strategies

| % | Fund |
|---|---|
| % | Curian Tactical Advantage 35 |
| % | Curian Tactical Advantage 60 |
| % | Curian Tactical Advantage 75 |
| % | JNL/BlackRock Global Allocation |
| % | JNL/Ivy Asset Strategy |

### Fixed Account Options *

***Not available if the Liquidity Option is selected.**

| % | Option |
|---|---|
| % | 5-Year |
| % | 7-Year |

**NOTE:** The Contract permits Jackson without advance notice to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.

## Systematic Investment (periodic premium reallocation program)

Systematic Investment Options may be available. Please see Systematic Investment form (V5485).

## Notice to Applicant

**ARKANSAS, COLORADO, KENTUCKY, MAINE, NEW MEXICO, OHIO, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.**

**CALIFORNIA RESIDENTS, AGE 65 OR OLDER:** Prior to purchasing any life insurance product, you should understand that the sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity, or other asset to fund the purchase of the product may have tax consequences, early withdrawal penalties, or other costs or penalties as a result of the sale or liquidation. You or your representative may wish to consult an independent legal or financial advisor before selling or liquidating any assets prior to the purchase of any life or annuity product.

In **COLORADO**, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

**DISTRICT OF COLUMBIA RESIDENTS, PLEASE NOTE**: **WARNING:** It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits, if false information materially related to a claim was provided by the applicant.

**MARYLAND RESIDENTS, PLEASE NOTE:** Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

**LOUISIANA AND RHODE ISLAND RESIDENTS, PLEASE NOTE:** Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

**NEW JERSEY RESIDENTS, PLEASE NOTE:** Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

**OKLAHOMA RESIDENTS, PLEASE NOTE:** Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and is guilty of a felony.

## Client Acknowledgements

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3. **I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed.**
4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value.
7. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Not applicable if Liquidity Optional Benefit is selected.)
8. **I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Not applicable if Liquidity Optional Benefit is selected.)**
9. I (We) certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application are true and correctly recorded.
10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial representative.

## Client Signatures

It is required for Good Order that all applicable parties to the Contract sign here.

| Owner's Signature | Date Signed (mm/dd/yyyy) | State where signed |
|---|---|---|
| | / / | |

Owner's Title (required if owned by an Entity)

| Joint Owner's Signature | Date Signed (mm/dd/yyyy) | State where signed |
|---|---|---|
| | / / | |

| Annuitant's Signature (if other than Owner) | Date Signed (mm/dd/yyyy) | State where signed |
|---|---|---|
| | / / | |

| Joint Annuitant's Signature (if other than Joint Owner) | Date Signed (mm/dd/yyyy) | State where signed |
|---|---|---|
| | / / | |

## Producer/Representative Acknowledgements

Complete this certification regarding sales material section only if:

• Your client

I certify that:

☐ I did not use sales material(s) during the presentation of this Jackson product to the applicant.

☐ I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.

has other existing policies or annuity contracts

**AND**

• Will be either terminating any of those existing policies or using the funds from existing policies to fund this new Contract.

By signing this form, I certify that:

1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly.
4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that this replacement (if applicable) is consistent with that position.
5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief.
6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
7. I have complied with requirements for disclosures and/or replacements as necessary.

| Jackson Prod./Rep. No. | Producer/Representative Signature | Date Signed (mm/dd/yyyy) |
|---|---|---|
| | | / / |

| First Name | Middle Name | Last Name |
|---|---|---|
| | | |

| Email Address | Business Telephone No. (including area code) |
|---|---|
| | ( ) |

• **Program Options Note:** Contact your home office for program information. If no option is indicated, the designated default will be used.

Program Options *

A ☐ B ☐ C ☐ D ☐ E ☐

Percentage ______ %

* **NOTE:** If Liquidity Option is selected, only Program Option E is available.

If more than one Producer/Representative is participating in a Program Option on this case, please provide all Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (totaling 100%).

! It is required for Good Order that all Producer/Rep numbers be supplied.

| Producer/Representative Name | Jackson Producer/Representative No. | Percentage |
|---|---|---|
| | | % |
| | | % |

**Not FDIC/NCUA Insured • Not Bank/CU guaranteed • May lose value**
**Not a deposit • Not insured by any federal agency**